                                                         EXECUTION COPY





                  PLEDGE AGREEMENT dated as of June 24, 1997, among ARM FINANCIAL GROUP, INC., a Delaware corporation (the "BORROWER"); INTEGRITY HOLDINGS, INC., a Delaware corporation ("Holdings";
        the Borrower and Holdings being collectively called the "PLEDGORS"); and THE CHASE MANHATTAN BANK, a New York banking corporation
        ("CHASE MANHATTAN"), as representative for the Secured Parties
        (as defined herein) (in such capacity, the "REPRESENTATIVE").


     Reference is made to the Credit Agreement dated as of June 24, 1997 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the financial institutions party thereto as lenders (the "LENDERS") and Chase Manhattan, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"). The Lenders have agreed to extend credit to the Borrower pursuant to, and subject to the terms and conditions specified in, the Credit Agreement.
The obligations of the Lenders to extend credit under the Credit
Agreement are conditioned upon, among other things, the execution and delivery by the Pledgors of a pledge agreement in the form hereof to secure
(a) the due and punctual payment by the Borrower of (i) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and
(ii) all other monetary obligations of the Borrower to the Secured
Parties under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party, (b) the due and punctual performance of all other obligations of the Borrower under the Credit Agreement and the other Loan Documents to which the Borrower is or is to be a party, (c) the due and punctual payment of all obligations in respect of all Permitted Swaps that provide, in the respective instruments creating such Permitted Swaps, that such Permitted Swaps are to be secured pursuant hereto (each such Permitted Swap being referred to herein as a "PERMITTED SECURED SWAP") and (d) the due and punctual performance or all Obligations under the Guarantee Agreement (all the foregoing obligations being collectively called the "OBLIGATIONS").

     Accordingly, the Pledgors and the Representative hereby agree as follows:

ARTICLE I.  DEFINITIONS

     SECTION 1.01. TERMS DEFINED IN THE CREDIT AGREEMENT. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     SECTION 1.02. DEFINITION OF CERTAIN TERMS USED HEREIN. As used herein, the following terms shall have the following meanings:

     "COLLATERAL" shall have the meaning assigned to such term in Section
2.01.

     "CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "FEDERAL SECURITIES LAWS" shall have the meaning assigned to such term in Section 4.03.

     "OBLIGATIONS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

     "PLEDGED SECURITIES" shall mean the Pledged Stock, all other shares of capital stock, debt securities and other securities (including warrants, options and similar rights to acquire securities) now or hereafter included in the Collateral and all stock certificates and other instruments evidencing any such securities.

     "PLEDGED STOCK" shall have the meaning assigned to such term in
     Section 2.01.

     "SECURED PARTIES" shall mean (a) the Lenders party to the Credit
Agreement, (b) the Administrative Agent in such capacity under each Loan Document, the Representative in such capacity under each Loan Document, (d) the beneficiaries of each indemnification obligation undertaken by any Pledgor under any Loan Document, (e) the successors and assigns of the foregoing and (f) the Lenders in their respective capacities as counterparties in respect of any Permitted Secured Swap.

     SECTION 1.03. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

ARTICLE II. PLEDGE

     SECTION 2.01. PLEDGE. As security for the payment or performance, as the case may be, of its respective Obligations, each Pledgor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Representative its successors and its assigns (for the benefit of the Secured Parties) and hereby grants to the Representative, its successors and assigns (for the benefit of the Secured Parties) a security interest in, all of such Pledgor's right, title and interest in, to and under (a) the securities consisting of the shares of capital stock listed opposite the name of such Pledgor on Schedule I and all shares of the capital stock of any United States Subsidiary currently existing (other than ARM Capital Advisors, LLC, which was created to effectuate the sale of substantially all of the assets of ARM Capital Advisors, Inc. as permitted by Section 6.05 of the Credit Agreement) or hereafter acquired by such Pledgor other than subsidiaries of Insurance Subsidiaries (the "PLEDGED STOCK") and the certificates representing the Pledged Stock, (b) all other property that may be delivered to and held by the Representative pursuant to the terms of Section 2.04(a)(iii), (c) subject to Section 2.04, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a) and (b) above and (d) all proceeds of any of the items referred to in clauses (a) through (c) above and in this clause (d) (the items referred to in clauses (a) through (d) being collectively called the "COLLATERAL").

     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Representative, its successors and its assigns, for the benefit of the Secured Parties, forever; SUBJECT, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

     SECTION 2.02. DELIVERY OF THE COLLATERAL; INTERCOMPANY
OBLIGATIONS. (a) Upon delivery to the Representative (i) the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Representative and by such other instruments and documents as the Representative may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Representative may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

     (b) Each of the Pledgors agrees to promptly deliver or cause to be delivered to the Representative any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

     (c) Each Pledgor will cause any obligations in respect of borrowed money or similar advances owed to such Pledgor by the Borrower or any Subsidiary to be evidenced by a duly executed promissory note that is pledged and delivered to the Representative pursuant to the terms hereof. Any such promissory notes may be in the form of a demand note for any and all moneys advanced.

     SECTION 2.03. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Representative shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Representative. Each of the Pledgors will promptly give to the Representative copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Representative shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 2.04. VOTING RIGHTS; DIVIDENDS AND INTEREST; ETC. (a) Unless and until an Event of Default shall have occurred and be continuing and the Representative shall have notified the Pledgors that their rights under this Section 2.04 are being suspended:

     (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

     (ii) The Representative shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers that it is entitled to exercise pursuant to subparagraph (i) above.

     (iii) Each Pledgor shall be entitled to receive and retain (A) any and all dividends paid in cash on the Pledged Securities pledged by it and
   (B) any and all principal and interest paid in cash in respect of the Pledged Securities pledged by it, in each case to the extent and only to the extent that such cash dividends or principal and interest payments are permitted by the terms and conditions of the Credit Agreement and applicable laws. Other than pursuant to the first sentence of this paragraph (a)(iii), all noncash dividends and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions made on or in respect of Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by a Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Representative and shall be forthwith delivered to the Representative in the same form as so received (with any necessary endorsement).

      (b) Upon the occurrence and during the continuance of an Event of Default and upon written notice from the Representative to any Pledgor of such Event of Default, all rights of any Pledgor to dividends, interest and principal payments that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Representative
(as representative for the Secured Parties), which shall have the sole and exclusive right and authority to receive and retain such dividend, interest and principal payments during the continuance of such Event of Default. All dividends, interest and principal that are received by any Pledgor contrary to the provisions of this Section 2.04 shall be received in trust for the benefit of the Representative shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Representative in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Representative pursuant to the provisions of this paragraph (b) shall be retained by the Representative in an account to be established by the Representative upon receipt of such money or other property and shall be applied in accordance with the provisions of
Section 4.02; PROVIDED, HOWEVER, that the rights of the Representative hereunder shall be subject (i) to any restrictions, limitations or approvals imposed by securities laws generally, (ii) to any restrictions, limitations or approvals imposed pursuant to the Investment Company Act of 1940 or the Investment Advisers Act of 1940, as each is in effect from time to time, together with the rules and regulations thereunder and interpretations thereof, and (iii) to any approvals that may be required on any date from and including the date on which the 1997 Equity Contribution is consummated, any Applicable Insurance
Regulatory Authority.

      (c) Upon the occurrence and during the continuance of an Event of Default and upon written notice from the Representative to any Pledgor of such Event of Default, all rights of the Pledgors to exercise the voting and consensual rights and powers that they are entitled to exercise pursuant to paragraph (a)(i) of this Section 2.04, and the obligations of the Representative under paragraph (a)(ii) of this
Section 2.04, shall cease, and all such rights shall thereupon become vested in the Representative (as representative for the Secured
Parties), which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, subject only to the approval of the Administrative Agent, during the continuance of such Event of Default; PROVIDED, HOWEVER, that the rights of the Representative hereunder shall be subject (i) to any restrictions, limitations or approvals imposed by securities laws generally, (ii) to any restrictions, limitations or approvals imposed pursuant to the Investment Company Act of 1940 or the Investment Advisers Act of 1940, as each is in effect from time to time, together with the rules and regulations thereunder and interpretations thereof, and (iii) to any approvals that may be required on any date from and including the date on which the 1997 Equity Contribution is consummated, any Applicable Insurance Regulatory Authority.

      (d) Any notice given by the Representative to the Pledgors suspending their rights under paragraph (a) above (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph
(a)(iii) in part without suspending all such rights (as specified by the Representative in its sole and absolute discretion) and without waiving or otherwise affecting the Representative's rights, as holder of the Collateral for the Secured Parties, to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.


ARTICLE III. REPRESENTATIONS, WARRANTIES AND COVENANTS

      The Pledgors jointly and severally represent, warrant and covenant to and with the Representative and the Lenders that:

        (a) the Pledged Stock represents all the outstanding capital stock of Holdings and each United States Subsidiary directly owned by Holdings and all the outstanding capital stock of each other United States Subsidiary directly owned by the Borrower, other than subsidiaries of Insurance Subsidiaries and ARM Capital Advisors, LLC;

         (b) the Pledged Securities have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

         (c) except for the security interest granted hereunder, each of the Pledgors (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on
     Schedule I to be owned by such Pledgor, (ii) holds the same free and clear of all Liens (subject to the Liens permitted by Section 6.02 of the Credit Agreement), (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, other than pursuant hereto, and (iv) to the extent required by Section 2.04, will cause any and all Collateral, whether for value paid by any Pledgor or otherwise, to be forthwith deposited with the Representative and pledged or assigned hereunder;

         (d) except for restrictions and limitations imposed by securities laws generally and except as otherwise provided in Section 2.04, the Collateral pledged hereunder is and will be freely transferable and assignable, and no portion of such Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provision or contractual restriction of any nature that prohibit, impair, delay or otherwise affect the pledge of such Collateral hereunder, the sale or disposition of the Collateral pursuant hereto after the occurrence and continuance of an Event of Default or the exercise by the Representative of its rights and remedies hereunder;

         (e) each of the Pledgors (i) has the power and authority to pledge the Collateral pledged by it pursuant to this Agreement in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien of this Agreement), however arising, of all persons whomsoever;

         (f) no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

         (g) following the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Representative in accordance with this Agreement, the Representative will obtain a valid and perfected first priority security interest in the Pledged Securities as security for the payment and performance of the Obligations; and

         (h) the pledge effected hereby is effective to vest in the Representative the rights of the Representative in the Collateral as set forth herein.


ARTICLE IV. REMEDIES

         SECTION 4.01. REMEDIES UPON DEFAULT.   If an Event of Default
shall have occurred and be continuing, the Representative may exercise, to the extent permitted by law, all the rights of a secured party under the Uniform Commercial Code of the State of New York (whether or not the Code is in effect in the jurisdiction where such rights are exercised) and, in addition, the Representative may, with the consent of the Required Lenders, sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate and that shall be commercially reasonable;
PROVIDED, HOWEVER, that the rights of the Representative hereunder shall be subject (i) to any restrictions, limitations or approvals imposed by securities laws generally, (ii) to any restrictions,limitations or approvals imposed pursuant to the Investment Company Act of 1940 or the Investment Advisers Act of 1940, as each is in effect from time to time, together with the rules and regulations thereunder and interpretations thereof, and (iii) to any approvals that may be required on any date from and including the date on which the 1997 Equity Contribution is consummated, by any Applicable Insurance Regulatory Authority. The Representative shall be authorized at any such sale (if it deems it advisable to do so and to the extent permitted by law) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Representative shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. To the extent permitted by law, each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

              The Representative shall give each Pledgor at least 10 days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Representative's intention, as holder of the Collateral for the Secured Parties, to make any sale of Collateral owned by such Pledgor. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange and, in the case of a private sale, shall state the time after which any such sale is to be made. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Representative may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Representative may (in its sole and absolute discretion) determine.
The Representative shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Representative may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Representative until the sale price is paid in full by the purchaser or purchasers thereof, but the Representative shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Pledgor as a credit against the purchase price, and the Representative may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Representative shall be free to carry out such sale pursuant to such agreement, and, to the extent permitted by law, none of the Pledgors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Representative shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full;
PROVIDED, HOWEVER, that in the event the Obligations shall have been paid in full, the relevant Pledgor shall be entitled to the return of the proceeds of the sale of any such Collateral to the extent not applied to payment of the Obligations. As an alternative to exercising the power of sale herein conferred upon it, the Representative may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

            SECTION 4.02. APPLICATION OF PROCEEDS OF SALE. After and during the continuance of an Event of Default, any cash held by the Representative as Collateral and all cash Proceeds received by the Representative in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Representative of its remedies as a secured creditor as provided in Section 4.01 of this Agreement shall be applied promptly from time to time as follows:

            FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Representative (in its capacity hereunder), in connection with such sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all cost and expenses incurred by the Representative hereunder on behalf of any of the Pledgors and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

            SECOND, to the payment in full of the Obligations or, in the case of Permitted Secured Swaps that have not been terminated, to the cash collateralization of the estimated amounts to be paid in respect of such Permitted Secured Swaps (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution or in the case of Permitted Secured Swaps, in accordance with the termination value in respect of such Permitted Secured Swaps); and

            THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Representative (including pursuant to a power of sale granted by statute or under a judicial proceeding),the receipt of the Representative or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Representative or such officer or be answerable in any way for the misapplication thereof.

            SECTION 4.03. SECURITIES ACT, ETC. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Pledged Securities permitted hereunder. The Pledgors understand that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Representative if the Representative were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same.
Similarly, there may be other legal restrictions or limitations affecting the Representative in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Under applicable law, in the absence of an agreement to the contrary, the Representative might be held to have certain general duties and obligations to each of the Pledgors to make some effort toward obtaining a fair price even though the Obligations may be discharged or reduced by the proceeds of a sale at a lesser price. Each of the Pledgors clearly understands that to the extent it would require action inconsistent with applicable securities laws, (a) the Representative is not to have any such general duty or obligation to such Pledgor and (b) such Pledgor will not attempt to hold the Representative responsible for selling all or any part of the Pledged Securities at an inadequate price even if the Representative shall accept the first offer received or does not approach more than one possible purchaser. Without limiting the generality of the foregoing, the provisions of this Section 4.03 would apply if, for example, the Representative were to place all or any part of the Pledged Securities for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Securities for its own account, or if the Representative placed all or any part of the Pledged Securities privately with a purchaser or purchasers. The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Representative sells.

            SECTION 4.04. REGISTRATION, ETC. Each of the Pledgors agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Representative desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Representative take or cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Representative to permit the public sale of such Pledged Securities. Each of the Pledgors jointly and severally agrees to indemnify, defend and hold harmless the Representative, the other Secured Parties, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all losses, liabilities, expenses, costs (including the reasonable fees and expenses of legal counsel to the Representative and the Administrative Agent) and claims (including the costs of investigation) which they may incur insofar as any such loss, liability, expense, cost or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus, offering circular or similar document (or any amendment or supplement thereto), or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to any Pledgor or the issuer of such Pledged Securities by the Representative or any other Secured Party or the underwriter expressly for use therein. Each of the Pledgors further agrees to use all reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Representative and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.
The Pledgors will jointly and severally bear all costs and expenses of carrying out their obligations under this Section. The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agree that their agreements contained in this Section may be specifically enforced.


ARTICLE V. MISCELLANEOUS

           SECTION 5.01. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

              SECTION 5.02. SECURITY INTEREST ABSOLUTE. All rights of the Representative hereunder, the security interests granted hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document (other than this Agreement), any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or this Agreement (other than the indefeasible payment in full of the Obligations).

            SECTION 5.03. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of the Notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

            SECTION 5.04. BINDING EFFECT; SEVERAL AGREEMENT. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Representative and a counterpart hereof shall have been executed on behalf of the Representative and thereafter shall be binding upon such Pledgor and the Representative and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Representative and the other Secured Parties and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral except as expressly contemplated by this Agreement or the Credit Agreement.
This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

             SECTION 5.05. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Representative that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

            SECTION 5.06. THE REPRESENTATIVE APPOINTED ATTORNEY-IN-FACT. Each of the Pledgors hereby appoints the Representative the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Representative may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Representative shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Representative's name or in the name of any Pledgor, to ask for,demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating the Representative to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Representative or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Representative or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Representative or any other Secured
Party.

            SECTION 5.07. THE REPRESENTATIVE'S FEES AND EXPENSES; INDEMNIFICATION. (a) Each of the Pledgors jointly and severally agrees to pay upon demand to the Representative the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Representative may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Representative hereunder or (iv) the failure of the Pledgors to perform or observe any of the provisions hereof.

            (b) Without limitation of their indemnification obligations under the other Loan Documents, each of the Pledgors jointly and severally agrees to indemnify the Representative and the other
Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

            (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Representative or any Lender. All amounts due under this Section shall be payable on written demand therefor.

            SECTION 5.08. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 5.09. WAIVERS; AMENDMENT. (a) No failure or delay of the Representative in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Representative hereunder and of the Representative, the Administrative Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances.

            (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Representative and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

            SECTION 5.10. WAIVER OF JURY TRIAL. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section.

            SECTION 5.11. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

            SECTION 5.12. COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 5.04), and shall become effective as provided in Section 5.04. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 5.13. HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

            SECTION 5.14. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or, to the extent permitted by applicable law, Federal court of the United States of America sitting in New York
City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Representative or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

            (b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 5.15. TERMINATION. This Agreement and the security interests granted hereby shall terminate when the principal of and interest on all the Loans shall have been indefeasibly paid in full, the Commitments shall have been terminated and (if due and payable on the first date that the principal of and interest on all the Loans shall have been paid in full and the Commitments shall have been terminated) all Fees, expenses and other amounts payable under any Loan Document shall have been paid, at which time the Representative shall reassign and deliver to the Pledgors, or to such Person or Persons as such Pledgor shall designate, at the Pledgors' expense and against receipt, such of the Collateral as shall not have been sold or otherwise applied hereunder and shall remain held by the Representative hereunder, together with such documents as the Pledgors shall reasonably request to evidence such termination and reassignment. Any such reassignment and any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Representative.

            SECTION 5.16. EXERCISE OF CARE. The Representative agrees to exercise reasonable care in the custody and preservation of the Pledged Securities in its possession and shall be deemed to have exercised reasonable care if it accords the Collateral the same degree of care that the Representative accords its own property, it being understood that the Representative shall not have any responsibility or liability
(a) for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to the Pledged Securities, whether or not the Representative is deemed to have knowledge of such matters, (b) for taking any necessary steps to preserve rights against any parties with respect to any Collateral or (c) for the collection of any proceeds of the Pledged Securities or by reason of any invalidity, lack of value or uncollectibility of any proceeds to be received by it.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                  ARM FINANCIAL GROUP, INC.,

                                   by
                                   -------------------------
                                    Name:
                                    Title:


                                   by
                                   -------------------------
                                    Name:
                                    Title:


                                  INTEGRITY HOLDINGS, INC.,

                                   by
                                   -------------------------
                                    Name:
                                    Title:


                                  THE CHASE MANHATTAN BANK, as representative for the Secured Parties,

                                   by
                                   -------------------------
                                    Name:
                                    Title: